Financial items	6 Months Ended
Jun. 30, 2020
Financial items [Abstract]
Financial items

4 Financial items

Quarters				First half		Full year
Q2 2020	Q1 2020	Q2 2019	(in USD million)	2020	2019	2019

(321)	297	(82)	Gains/(losses) on net foreign exchange	(24)	(94)	224
262	(122)	145	Interest income and other financial items	140	355	746
189	193	267	Gains/(losses) on derivative financial instruments	382	573	473
(379)	(344)	(330)	Interest and other finance expenses	(723)	(686)	(1,450)

(248)	23	(0)	Net financial items	(225)	149	(7)

Gains on derivative financial instruments first half 2020 of USD 382 million and first half 2019 of USD 573 million, are mainly due to decreased interest rates.

Equinor has a US Commercial paper programme available with a limit of USD 5 billion of which USD 99 million has been utilised as of 30 June 2020.

In the first half of 2020, Equinor recorded total lease payments of USD 687 million, of which USD 64 million were payment of interests and USD 623 million were down-payments of lease liabilities. Lease liabilities as at 30 June 2020 were USD 4,154 million, presented in the balance sheet within the line items Current and Non-current finance debt with USD 1,139 million and USD 3,016 million respectively.

In the second quarter of 2020 Equinor ASA issued bonds with maturities from 5 to 30 years for a total amount of USD 8.3 billion. The bonds were issued in USD and EUR, amounting to USD 6.5 billion and EUR 1.75 billion, and are fully and unconditionally guaranteed by Equinor Energy AS.